UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  July 18, 2018

TABULA RASA HEALTHCARE, INC.

(Exact Name of Registrant Specified in Charter)

Delaware	001-37888	46-5726437
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

228 Strawbridge Drive Suite 100
Moorestown, New Jersey	08057
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:   (866) 648-2767

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐                                    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                                    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 5.02.                                        Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b)

On July 18, 2018, Bruce Luehrs, a Managing Partner and co-founder of Rittenhouse Ventures, LLC, an affiliate of certain early venture capital investors of Tabula Rasa HealthCare, Inc. (the “Company”), gave notice of his resignation from the Board of Directors (the “Board”) of the Company, effective immediately. Mr. Luehrs served as a Class I director and was a member of the Audit Committee of the Board (the “Audit Committee”) and the Nominating and Corporate Governance Committee of the Board (the “NCG Committee”). Mr. Luehrs did not resign as a result of any disagreement with the Company on any matter relating to its operations, policies, or practices.

On July 18, 2018, Glen Bressner, a Managing Partner of Originate Ventures, LLC, an early venture capital investor of the Company, gave notice of his resignation from the Board, effective immediately. Mr. Bressner served as a Class I director and was a member of the Compensation Committee of the Board (the “Compensation Committee”) and chairman of the NCG Committee. Mr. Bressner did not resign as a result of any disagreement with the Company on any matter relating to its operations, policies, or practices.

(d)

On July 18, 2018, effective immediately upon the resignations of Mr. Luehrs and Mr. Bressner, the Board appointed Dr. Jan Berger and Mr. Michael Purcell as directors of the Board.  Dr. Berger and Mr. Purcell will each serve as a Class I director, to serve until the 2020 annual meeting of stockholders or until his or her earlier resignation, retirement or other termination of service.  The Board has determined that Dr. Berger and Mr. Purcell are independent directors in accordance with applicable rules of the Securities and Exchange Commission (the “SEC”) and the Nasdaq Stock Market. Dr. Berger and Mr. Purcell will be compensated in accordance with the non-employee director compensation program of the Board, as described in the Company’s Proxy Statement filed with the SEC on May 1, 2018.

Dr. Berger, 61, founded Health Intelligence Partners, a global healthcare consultancy that advises clients on areas of growth, including short-term and long-term healthcare business strategies and solutions, in 2008 and has since served as its President and Chief Executive Officer. From 1999 until 2008, Dr. Berger was Senior Vice President, Chief Clinical Officer and Innovation Officer for CVS Health/Caremark. Over the course of her career, Dr. Berger has worked on a number of healthcare and consumer product boards and has served on the Board of Directors of Cambia Health Solutions since June 2016, the Board of Directors of AccentCare, Inc. since June 2013 and the Board of Directors of GNS Healthcare since June 2013. Dr. Berger also sits on numerous business and healthcare advisory boards. Dr. Berger earned a Doctor of Medicine and a Master’s in Jurisprudence from Loyola University Chicago. The Board believes that Dr. Berger’s experience as a healthcare executive will make her a valuable member of the Company’s Board.

Mr. Purcell, 61, has been a Value Creation Partner and Consultant at New Spring Capital since January 2016.  Mr. Purcell has more than 37 years of professional experience with Deloitte & Touche LLP, serving as a consultant from August 2015 to January 2017 and an Audit Partner from 1979 until August 2015. Mr. Purcell also currently serves as a financial advisor to several emerging growth companies. Mr. Purcell is a certified public accountant and has provided assurance and advisory services to public and private enterprise clients of all sizes over the course of his career.  Mr. Purcell has worked on a number of company boards and has served on the Board of Directors of Capital Funding Bancorp, Inc. since 2016, the Board of Directors of McKean Defense Group since 2017, the Board of Directors of ESF Camps since 2017, the Board of Directors of Hyperion Bank since 2018, and the Board of Directors of Code 3 Emergency Partners since 2018. Mr. Purcell also sits on the boards of numerous academic and community organizations. Mr. Purcell earned a Master’s in Business Administration from Drexel University and holds a Bachelor of Science from Lehigh University. The Board believes that Mr. Purcell’s extensive finance and audit experience will make him a valuable member of the Company’s Board.

Effective immediately upon the resignations of Mr. Luehrs and Mr. Bressner and the appointments of Mr. Purcell and Ms. Berger as directors, the Board appointed Mr. Purcell to serve as a member of the Audit Committee and as a member of the Compensation Committee, Ms. Berger to serve as a member of the NCG Committee, and Dennis Helling, a current Class II director of the Company and member of the NCG Committee, to serve as Chair of the NCG Committee.

In connection with their appointments, Dr. Berger and Mr. Purcell will each enter into the Company’s standard indemnification agreement, the form of which was previously filed with the Company’s Registration Statement on Form S-1 (Registration No. 333-208857) in connection with the Company’s initial public offering completed in October 2016. There is no other material Company plan, contract or arrangement in which either Dr. Berger or Mr. Purcell will participate in connection with their appointments. There are no arrangements or understandings between Dr. Berger or Mr. Purcell, respectively, and any other person pursuant to which either Dr. Berger or Mr. Purcell was selected as a director of the Company, and there is no family relationship between either of Dr. Berger and Mr. Purcell, and any of the Company’s other directors or executive officers. There are also no related party transactions between either of Dr. Berger and Mr. Purcell and the Company.

Item 7.01              Regulation FD Disclosure.

On July 18, 2018, the Company issued a press release announcing the appointments of Dr. Berger and Mr. Purcell to the Board. The Company is furnishing a copy of the press release, which is attached hereto as Exhibit 99.1.

The information provided in this Item 7.01 of this Current Report on Form 8-K is being furnished and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section.  The information in this Current Report shall not be deemed to be incorporated by reference in any filing made by the Company pursuant to the Securities Act of 1933, as amended, or the Exchange Act other than to the extent that such filing incorporates by reference any or all of such information by express reference thereto.

Item 9.01.             Financial Statements and Exhibits.

(d)     Exhibits.

Exhibit Number	Description
99.1	Press release of Tabula Rasa HealthCare, Inc. issued July 18, 2018

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TABULA RASA HEALTHCARE, INC.

By:	/s/ Dr. Calvin H. Knowlton
Dr. Calvin H. Knowlton
Chief Executive Officer

Dated: July 19, 2018